EXHIBIT 23.1



                           CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the inclusion in this Form 8-K of our report dated March 4, 1997, relating to the consolidated financial statements of A.R. Data Security Ltd. for the years ended December 31, 1996, 1995 and 1994.





Tel-Aviv, Israel                    /s/  KOST, LEVARY and FORER
November 24, 1997                        ----------------------
                                         Certified Public Accountants (Israel)
                                         A member of Ernst & Young International